Exhibit 4.10

COMMON STOCK		COMMON STOCK PAR VALUE $0.001
[GRAPHIC] NUMBER	[GRAPHIC] EXCO Resources, Inc.	[GRAPHIC] SHARES
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY	EXCO RESOURCES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP

        THIS CERTIFIES THAT

        is the record holder of

        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

EXCO RESOURCES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. This certificate and the shares represented hereby are issued and shall be held subject to all of the terms, conditions, and limitations of the Articles of Incorporation and the Bylaws of the Corporation as restated or amended, or as same may be restated or amended hereafter to all of which the holder hereof by acceptance hereof agrees and assents.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

DATED:

/s/ STEPHEN F. SMITH PRESIDENT AND SECRETARY	EXCO Resources, Inc. CORPORATE SEAL X STATE OF TEXAS
Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY (JERSEY CITY, NJ)
TRANSFER AGENT AND REGISTRAR
By
Authorized Officer

EXCO RESOURCES, INC.

        A full statement of all the designations, preferences, limitations, and relative rights of the shares of each class or series of stock of this Corporation, to the extent they have been fixed and determined, and the authority of the Board of Directors to fix and determine the designations, preferences, limitations, and relative rights of subsequent series, is set forth in the Articles of Incorporation on file in the office of the Secretary of State of the state of Texas. The Corporation will furnish a copy of such statement without charge to each shareholder who so requests in writing to the Corporation at its principle place of business or registered office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common		Custodian
		UNIF GIFT MIN ACT	-
TEN ENT	-as tenants by the entireties		(Cust) (Minor)
JT TEN	-as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants in
	common		(State)

Additional abbreviations may also be used though not in the above list.

For value received                        hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee.
Please print or typewrite name and address including zip code of assignee:

                        shares of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint                        Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS OR CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.